                                  SCHEDULE 14A
                                 (RULE 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                     EXCHANGE ACT OF 1934 (AMENDMENT NO.  )

     Filed by the registrant [X]

     Filed by a party other than the registrant [ ]

     Check the appropriate box:

     [ ] Preliminary proxy statement.       [ ] Confidential, for use of the
                                                Commission only (as permitted by
                                                Rule 14a-6(e)(2)).

     [X] Definitive proxy statement.

     [ ] Definitive additional materials.

     [ ] Soliciting material pursuant to Rule 14a-12

                            Criticare Systems, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement if Other Than the Registrant)

Payment of filing fee (check the appropriate box):

     [X] No fee required.

     [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
         0-11.

     (1) Title of each class of securities to which transaction applies:
                                 Not Applicable
--------------------------------------------------------------------------------

     (2) Aggregate number of securities to which transaction applies:
                                  Not Applicable
--------------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
                                  Not Applicable
--------------------------------------------------------------------------------

     (4) Proposed maximum aggregate value of transaction:
                                  Not Applicable
--------------------------------------------------------------------------------

     (5) Total fee paid:
                                  Not Applicable
--------------------------------------------------------------------------------

     [ ] Fee paid previously with preliminary materials.
--------------------------------------------------------------------------------

     [ ] Check box if any part of the fee is offset as provided by Exchange Act
         Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount Previously Paid:
                                  Not Applicable
--------------------------------------------------------------------------------

     (2) Form, Schedule or Registration Statement No.:
                                  Not Applicable
--------------------------------------------------------------------------------

     (3) Filing Party:
                                  Not Applicable
--------------------------------------------------------------------------------

     (4) Date Filed:
                                  Not Applicable
--------------------------------------------------------------------------------

                            CRITICARE SYSTEMS, INC.

                            20925 CROSSROADS CIRCLE
                           WAUKESHA, WISCONSIN 53186

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

     The Annual Meeting of Stockholders of Criticare Systems, Inc., will be held at the Company's headquarters, 20925 Crossroads Circle, Waukesha, Wisconsin 53186, on Friday, November 30, 2001 at 4 p.m., local time, for the following purposes:

     1. To elect two directors, each to serve for a three-year term.

     2. To ratify the appointment of BDO Seidman, LLP, independent certified public accountants, as auditors of the Company for its fiscal year ending June 30, 2002.

     3. To transact any other business as may properly come before the meeting and any adjournment or adjournments thereof.

     The transfer books of the Company will not be closed for the Annual Meeting. Stockholders of record at the close of business on October 18, 2001 are entitled to receive notice of, and to vote at, the Annual Meeting.

     All stockholders are cordially invited to attend the meeting in person, if possible. Stockholders who are unable to be present in person are requested to execute and promptly return the accompanying proxy in the enclosed envelope. The proxy is being solicited by the Board of Directors of the Company. Your attendance at the meeting, whether in person or by proxy, is important to ensure a quorum. If you return the proxy, you may still vote your shares in person by giving written notice (by subsequent proxy or otherwise) to the Secretary of the Company at any time prior to its vote at the Annual Meeting.

                                          By Order of the Board of Directors

                                          Michael J. Sallmann, Secretary

Waukesha, Wisconsin
October 25, 2001

                            CRITICARE SYSTEMS, INC.

                            20925 CROSSROADS CIRCLE
                           WAUKESHA, WISCONSIN 53186

            PROXY STATEMENT FOR 2001 ANNUAL MEETING OF STOCKHOLDERS

     This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Criticare Systems, Inc. (the "Company"), to be voted at the Annual Meeting of Stockholders to be held at the Company's headquarters, 20925 Crossroads Circle, Waukesha, Wisconsin 53186, at 4 p.m., local time, on Friday, November 30, 2001, and at any adjournments thereof, for the purposes set forth in the accompanying Notice of Meeting. The mailing of this Proxy Statement and accompanying form of proxy is being made on or about October 25, 2001.

                              GENERAL INFORMATION

     The Board of Directors knows of no business which will be presented to the meeting other than the matters referred to in the accompanying Notice of Meeting. However, if any other matters are properly presented to the meeting, it is intended that the persons named in the proxy will vote on such matters in accordance with their judgment. If the enclosed form of proxy is executed and returned, it nevertheless may be revoked at any time before it has been voted by a later dated proxy or a vote in person at the Annual Meeting. Shares represented by properly executed proxies received on behalf of the Company will be voted at the Annual Meeting (unless revoked prior to their vote) in the manner specified therein. If no instructions are specified in a signed proxy returned to the Company, the shares represented thereby will be voted (1) in FAVOR of the election of the nominees listed in the enclosed proxy as directors of the Company, and (2) in FAVOR of the ratification of BDO Seidman, LLP as independent accountants for the 2002 fiscal year.

     Only holders of the Company's Common Stock, par value $0.04 per share (the "Common Stock"), whose names appear of record on the books of the Company at the close of business on October 18, 2001 (the "Record Date") are entitled to vote at the Annual Meeting. On that date, the only outstanding shares of capital stock of the Company were 10,796,224 shares of Common Stock. Each share of Common Stock is entitled to one vote on each matter to be presented at the meeting. The election of directors requires the affirmative vote of the holders of a plurality of the shares represented, in person or by proxy, at the meeting and the ratification of independent accountants requires the affirmative vote of the holders of a majority of the shares represented, in person or by proxy, at the meeting. Abstentions and broker non-votes (i.e., shares held by brokers in street name, voting on certain matters due to discretionary authority or instructions from the beneficial owners but not voting on other matters due to lack of authority to vote on such matters without instructions from the beneficial owner) will count toward the quorum requirement and will not count toward the determination of whether the directors are elected or whether the appointment of independent accountants is ratified.

                     PROPOSAL NO. 1: ELECTION OF DIRECTORS

     Pursuant to the authority contained in the By-Laws of the Company, the Board of Directors has established the number of directors of the Company at seven. The Company's By-Laws provide that the Board of Directors will be divided into three classes as nearly equal in number as possible, with the term of one class expiring each year. The terms of two directors expire at the Annual Meeting. Accordingly, the Board of Directors has nominated for re-election as directors Milton Datsopoulos and Dr. Higgins D. Bailey each to serve terms of three years, until the 2004 Annual Meeting of Stockholders. Proxies cannot be voted for more than two candidates for director.

     The directorship of Jeffrey T. Barnes is connected with the investment in the Company pursuant to the terms of a Purchase Agreement, dated as of October 17, 2000, among the Company, Oxford

Bioscience Partners III L.P., Oxford Bioscience Partners (Bermuda) III Limited Partnership and mRNA Fund L.P.

     As indicated below, the persons nominated by the Board of Directors are incumbent directors. The Company anticipates that the nominees will be candidates when the election is held. However, if for any reason either of the nominees is not a candidate at that time, proxies will be voted for any substitute nominee designated by the incumbent directors (except where a proxy withholds authority with respect to the election of a director).

     THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE IN FAVOR OF THE ELECTION OF MILTON DATSOPOULOS AND DR. HIGGINS D. BAILEY AS DIRECTORS OF THE COMPANY.

NOMINEES FOR ELECTION AS DIRECTOR

          NAME, AGE, PRINCIPAL OCCUPATION FOR                      DIRECTOR
           PAST FIVE YEARS AND DIRECTORSHIPS                AGE     SINCE       PRESENT TERM ENDS
          -----------------------------------               ---    --------     -----------------
MILTON DATSOPOULOS......................................    61       1986      2001 Annual Meeting
Mr. Datsopoulos has been a partner in the law firm of
Datsopoulos, MacDonald & Lind in Missoula, Montana since
1974.
HIGGINS D. BAILEY, ED.D. ...............................    71       2000      2001 Annual Meeting
Dr. Bailey has been a business associate in the Thomas
T. Anderson law firm, located in Indio, California,
since September 1991. Dr. Bailey has served as Chairman
of the Board of Entropin, Inc., a development-stage
pharmaceutical company, since September 1991.

OTHER DIRECTORS
JEFFREY T. BARNES.......................................    47       2000      2002 Annual Meeting
Mr. Barnes has been a partner of Oxford Bioscience, a
venture capital company, since October 1999. From
February 1997 to October 1999, Mr. Barnes served as a
Principal of Robertson Stephens, an investment banking
firm. From October 1993 to January 1997, Mr. Barnes was
a Principal of Needham & Co., an investment banking
firm.
N.C. JOSEPH LAI, PH.D. .................................    59       1984      2002 Annual Meeting
Dr. Lai has served as President and Chief Executive
Officer of BioForm, Inc., a company that produces
special medical devices, since June 1999. Dr. Lai was a
co-founder of the Company and served as Vice Chairman of
its Board and as an officer from the Company's inception
in October 1984 until November 1998.

          NAME, AGE, PRINCIPAL OCCUPATION FOR                      DIRECTOR
           PAST FIVE YEARS AND DIRECTORSHIPS                AGE     SINCE       PRESENT TERM ENDS
          -----------------------------------               ---    --------     -----------------
KARSTEN HOUM............................................    55       1985      2003 Annual Meeting
Mr. Houm has served as Chairman of the Board of the
Company since November 1998. Mr. Houm also currently
works as a management consultant. From September 1985 to
June 1997, Mr. Houm served as President of Unitor, a
Norwegian shipping company.
EMIL H. SOIKA...........................................    63       1998      2003 Annual Meeting
Mr. Soika has served as President and Chief Executive
Officer of the Company since November 1998. From
November 1995 to September 1998, Mr. Soika served as
Vice President and General Manager of Spacelabs Medical,
a medical monitoring and clinical information systems
company. From March 1991 to July 1995, Mr. Soika served
as President and Chief Executive Officer of Block
Medical, a manufacturer of intravenous dispensers.
STEPHEN K. TANNENBAUM...................................    50       2001      2003 Annual Meeting
Mr. Tannenbaum has served as the President of Tannenbaum
& Company, PC, a certified public accounting firm
located in Denver, Colorado, since September 1994.

DIRECTORS' MEETINGS AND COMMITTEES

     The Board of Directors held four meetings during the Company's fiscal year ended June 30, 2001. All of the incumbent directors other than Dr. Lai attended at least 75% of the meetings of the Board of Directors and of the committees of the Board of Directors upon which they served.

     The Board of Directors has an Audit Committee and a Compensation Committee. The members of the Audit Committee are Dr. Higgins D. Bailey, Karsten Houm and Stephen K. Tannenbaum. The Audit Committee met one time during the fiscal year ended June 30, 2001. The responsibilities of the Audit Committee, in addition to such other duties specified by the Board of Directors, include the following:
(1) recommendation to the Board of Directors of independent accountants for the Company; (2) review of the timing, scope and results of the independent accountants' audit examination and related fees; (3) review of periodic comments and recommendations by the independent accountants and of the Company's response thereto; and (4) review of the scope and adequacy of internal accounting controls and internal auditing activities.

     The Compensation Committee is comprised of Dr. Higgins D. Bailey, Karsten Houm and Stephen K. Tannenbaum. The responsibilities of the Compensation Committee are to make recommendations to the Board of Directors with respect to compensation for the executive officers of the Company and to oversee the Company's stock plans. The Compensation Committee did not meet during the fiscal year ended June 30, 2001.

FEES OF INDEPENDENT AUDITORS

     Audit Fees. BDO Seidman, LLP billed the Company $149,900 in fees for professional services rendered for the audit of the Company's financial statements for the fiscal year ended June 30, 2001, and for the review of the interim financial statements in the Company's Quarterly Reports on Form 10-Q during the fiscal year ended June 30, 2001.

     Financial Information Systems Design and Implementation Fees. BDO Seidman, LLP did not render any professional services to the Company for information technology services or advice during the fiscal year ended June 30, 2001.

     All Other Fees. BDO Seidman, LLP billed the Company $50,880 in fees for all other professional services, which consisted of tax services, rendered to the Company during the fiscal year ended June 30, 2001.

     The Audit Committee of the Board of Directors of the Company considered that the provision of the services and the payment of the fees described above are compatible with maintaining the independence of BDO Seidman, LLP.

REPORT OF THE AUDIT COMMITTEE

     The Audit Committee is comprised of three members of the Company's Board of Directors. Each member of the Audit Committee is independent as defined in Rule 4200(a)(14) for the listing standards of the Nasdaq Stock Market. The duties and responsibilities of the Audit Committee are set forth in the Audit Committee Charter, which has been adopted by the Board of Directors. A copy of the Audit Committee Charter is attached as Annex A to this Proxy Statement.

     The Audit Committee has:

     - reviewed and discussed the Company's audited financial statements for the fiscal year ended June 30, 2001, with the Company's management and with the Company's independent auditors;

     - discussed with the Company's independent auditors the matters required to be discussed by SAS 61 (Codification for Statements on Auditing Standards); and

     - received and discussed the written disclosures and the letter from the Company's independent auditors required by Independence Standards Board Statement No. 1 (Independence discussions with Audit Committees).

     Based on such review and discussions with management and the independent auditors, the Audit Committee recommended that the audited financial statements be included in the Company's Annual Report on Form 10-K for the fiscal year ended June 30, 2001, for filing with the Securities and Exchange Commission.

                                AUDIT COMMITTEE:
                             Dr. Higgins D. Bailey
                                  Karsten Houm
                             Stephen K. Tannenbaum

EXECUTIVE OFFICERS

     The executive officers of the Company are as follows:

                NAME                                              TITLE                             AGE
                ----                                              -----                             ---
Emil H. Soika........................    President, Chief Executive Officer and Director            63
Michael J. Sallmann..................    Vice President -- Finance and Secretary                    40
Stephen D. Okland....................    Vice President -- Domestic Sales                           59
Drew M. Diaz.........................    Vice President -- International Sales                      38
Michael T. Larsen....................    Vice President -- Quality Control/Quality Assurance        42
Joseph P. Lester.....................    Vice President and General Manager                         51
Deborah A. Zane......................    Vice President -- Marketing and Business Development       47

     The term of office and past business experience of Mr. Soika are described above.

     Mr. Sallmann has served as Vice President -- Finance and Secretary of the Company since March 2001. Prior to joining the Company, Mr. Sallmann was Vice President -- Finance and Administration for Acro Automation Systems, a manufacturer of factory automation equipment, from December 1991 to March 2001.

     Mr. Okland has served as a Vice President of the Company since April 1986.

     Mr. Diaz served the Company as Regional Sales Manager for the Middle East and Western Europe from 1991 until he was appointed Director of International Sales in 1995. Mr. Diaz was most recently promoted to Vice
President -- International Sales in 1997. From October 1996 until August 1997, Mr. Diaz also served as Geschaeftsfuehrer of Criticare International GmbH Marketing Services, a wholly-owned subsidiary of the Company which was dissolved in 1998 following bankruptcy proceedings under German law.

     Mr. Larsen has served as Vice President -- Quality Control/Quality Assurance since September 1990.

     Mr. Lester was promoted to Vice President and General Manager in October 2000 and joined the Company as Vice President -- Operations in January 2000. Prior to joining the Company, Mr. Lester was Vice President -- Operations for Siemens Medical Systems, Inc., a medical device company, from April 1997 to January 2000. From May 1993 to April 1997, Mr. Lester served as Senior
Director -- Operations for Spacelabs Medical, a medical monitoring and clinical information systems company.

     Ms. Zane has served as Vice President -- Marketing and Business Development of the Company since September 2001. From March 1999 to September 2001, Ms. Zane served in various marketing positions for the Company. Prior to joining the Company, Ms. Zane served as Global Marketing Manager for Datascope Corporation, a medical electronics company, from March 1996 to March 1999.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934 requires the Company's officers and directors, and persons who own more than 10% of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission ("SEC") on Forms 3, 4 and
5. Officers, directors and greater than 10% stockholders are required by SEC regulation to furnish the Company with copies of all Forms 3, 4 and 5 they file.

     Based solely on review of the copies of such forms furnished to the Company, or written representations that no Forms 5 were required, the Company believes that during fiscal 2001 all section 16(a) filing requirements applicable to its officers, directors and greater than 10% beneficial owners were complied with, except that Mr. Sallmann filed a late Form 3 to report his appointment as an officer, Dr. Bailey filed a late Form 3 to report his appointment as a director, Dr. Lai has not filed a Form 4 to report a transaction completed in May 2001, Mr. Diaz filed a Form 5 in September 2001 to report transactions completed in March 2001 and option grants during fiscal 2001, and Mr. Okland filed a Form 5 in August 2001 to report transactions completed in May 2001.

                             EXECUTIVE COMPENSATION

     The following table sets forth information with respect to all compensation, including stock options granted and all cash bonuses and accrued deferred compensation, incurred by the Company during the three fiscal years ended June 30, 2001 to or on behalf of the person who served as Chief Executive Officer during fiscal 2001 and the three other executive officers of the Company as of June 30, 2001 whose salary and bonus exceeded $100,000 for fiscal 2001. The persons listed below are sometimes referred to herein as the "named executive officers."

                           SUMMARY COMPENSATION TABLE

                                                                              LONG-TERM
                                                                             COMPENSATION
                                                                             ------------
                                                                                AWARDS
                                              ANNUAL COMPENSATION            ------------
                                      -----------------------------------     SECURITIES
                                                             OTHER ANNUAL     UNDERLYING      ALL OTHER
          NAME AND                    SALARY       BONUS     COMPENSATION    OPTIONS/SARS    COMPENSATION
     PRINCIPAL POSITION       YEAR      ($)        ($)(1)       ($)(2)           (#)             ($)
     ------------------       ----    ------       ------    ------------    ------------    ------------
Emil H. Soika,..............  2001    144,792         300       1,349          200,000          8,003(3)
  President and Chief         2000    125,000          --       1,280               --            434(3)
  Executive Officer           1999     78,125          --          --          200,000             --
Stephen D. Okland,..........  2001    230,050(4)   42,623       6,000           13,500          4,181(6)
  Vice President --           2000    230,282(4)       --       6,000               --          3,517(6)
  Domestic Sales              1999    277,576(4)       --       6,000           43,500(5)       3,701(6)
Drew M. Diaz,...............  2001    239,962       4,500       1,640           54,000          6,046(8)
  Vice President --           2000    160,100          --       1,640           42,000          3,295(8)
  International Sales         1999    165,609          --       1,915          100,000(7)       1,882(8)
Joseph P. Lester,...........  2001    117,083         300       1,146           75,000          1,572(10)
  Vice President and          2000     75,000          --         606           50,000            393(10)
  General Manager(9)

-------------------------
 (1) The bonus payments to Mr. Okland in fiscal 2001 are pursuant to an arrangement that measures quarterly performance targets. Bonus payments to Messrs. Soika, Diaz and Lester in fiscal 2001 were made in the discretion of the Company.

 (2) The amount for Mr. Okland represents automobile allowance payments and the amounts for Messrs. Soika, Diaz and Lester represent the compensation recognized for the personal use of an automobile leased by the Company.

 (3) For fiscal 2001, represents $503 of premiums paid by the Company on a life insurance policy, the proceeds of which are payable to the beneficiary of Mr. Soika, $1,500 paid by the Company for tax services rendered to Mr. Soika and $6,000 of fees for services as a director of the Company. For fiscal 2000, represents premiums paid by the Company on a life insurance policy, the proceeds of which are payable to the beneficiary of Mr. Soika.

 (4) For fiscal 2001, represents a fixed salary of $87,000 paid by the Company to Mr. Okland, and commissions of $143,050 paid by the Company to Mr. Okland based on a percentage of certain domestic sales by the Company. For fiscal 2000 and fiscal 1999, represents commissions paid by the Company to Mr. Okland based on a percentage of certain domestic sales by the Company. Mr. Okland did not receive a fixed salary in fiscal 2000 or fiscal 1999.

 (5) For fiscal 1999, represents 30,000 stock options granted in fiscal 1999 and 13,500 stock options regranted due to repricing of options on December 11, 1998.

 (6) For fiscal 2001, represents $781 of premiums paid by the Company on a life insurance policy, the proceeds of which are payable to the beneficiary of Mr. Okland, and $3,400 of Company contributions to the 401(k) plan on behalf of Mr. Okland. For fiscal 2000, represents $317 of premiums paid by the Company on a life insurance policy, the proceeds of which are payable to the beneficiary of Mr. Okland, and $3,200 of Company contributions to the 401(k) plan on behalf of Mr. Okland. For fiscal 1999, represents $501 of premiums paid by the Company on a life insurance policy, the proceeds of which are payable to the beneficiary of Mr. Okland, and $3,200 of Company contributions to the 401(k) plan on behalf of Mr. Okland.

 (7) Represents 34,000 stock options granted in fiscal 1999 and 66,000 stock options regranted due to repricing of options on December 11, 1998.

 (8) For fiscal year 2001, represents $2,550 paid by the Company for tax services rendered to Mr. Diaz, $361 of premiums paid by the Company on a life insurance policy, the proceeds of which are payable to the beneficiary of Mr. Diaz, and $3,135 of Company contributions to the 401(k) plan on behalf of Mr. Diaz. For fiscal 2000, represents $95 of premiums paid by the Company on a life insurance policy, the proceeds of which are payable to the beneficiary of Mr. Diaz, and $3,200 of Company contributions to the 401(k) plan on behalf of Mr. Diaz. For fiscal 1999, represents $101 of premiums paid by the Company on a life insurance policy, the proceeds of which are payable to the beneficiary of Mr. Diaz, and $1,781 of Company contributions to the 401(k) plan on behalf of Mr. Diaz.

 (9) Mr. Lester joined the Company in January 2000.

(10) For fiscal 2001, represents $418 of premiums paid by the Company on a life insurance policy, the proceeds of which are payable to the beneficiary of Mr. Lester, and $1,154 of Company contributions to the 401(k) plan on behalf of Mr. Lester. For fiscal 2000, represents $393 of premiums paid by the Company on a life insurance policy, the proceeds of which are payable to the beneficiary of Mr. Lester.

COMPENSATION OF DIRECTORS

     Effective January 1, 2001, directors of the Company receive an annual fee of $12,000 and the Chairman of the Board, Karsten Houm, receives an annual fee of $15,000. In addition, directors of the Company are reimbursed for out-of-pocket expenses incurred in attending meetings of the Board of Directors. During fiscal 2001, the Company issued options to purchase 35,000 shares of Common Stock to Mr. Houm, options to purchase 35,000 shares of Common Stock to Mr. Datsopoulos, options to purchase 20,000 shares of Common Stock to Dr. Bailey, options to purchase 20,000 shares of Common Stock to Mr. Barnes, options to purchase 10,000 shares of Common Stock to Mr. Tannenbaum and options to purchase 5,420 shares of Common Stock to Dr. Lai.

EMPLOYMENT AGREEMENTS AND SEVERANCE ARRANGEMENTS

     On June 1, 1999, the Company entered into employment agreements with Stephen D. Okland, Vice President -- Domestic Sales, and Drew M. Diaz, Vice President -- International Sales, and effective June 26, 2001, the Company entered into a new employment agreement with Emil H. Soika, President, Chief Executive Officer and Director. The agreements provide, respectively, that Mr. Soika will receive a base salary of $180,000 per year, and Mr. Okland and Mr. Diaz will continue to receive their respective current compensation, with an annual review of the compensation within 30 days prior to the end of each fiscal year. Mr. Soika is eligible to participate in a cash bonus program and each of Mr. Soika, Mr. Okland and Mr. Diaz is entitled to receive health and life insurance coverage and disability insurance. The Company may terminate Mr. Soika's, Mr. Okland's or Mr. Diaz's respective employment at any time and any of Mr. Soika, Mr. Okland or Mr. Diaz may resign at any time. If the Company terminates employment without cause at any time either prior to or after a change in control of the Company, Mr. Soika is entitled to receive payment of his base salary and his other employee benefits for 30 months, Mr. Okland is entitled to receive payment of $18,750 per month and his other employee benefits for 24 months, and Mr. Diaz is entitled to receive payment of his then current compensation and his other employee benefits for 12 months, respectively, from the date of termination. If Mr. Soika's, Mr. Okland's or Mr. Diaz's employment is terminated for any other reason before a change in control of the Company, the terminated employee will not be entitled to receive any base salary or other benefits for periods after the termination date. If the Company experiences a change in control, and Mr. Soika voluntarily terminates his employment for any reason after the change in control, or Mr. Okland or Mr. Diaz voluntarily terminates his employment for any reason after completing three months of employment after the change in control, Mr. Soika is entitled to receive payment of his base salary and his other employee benefits for 30 months, Mr. Okland is entitled to receive payment of $18,750 per month and his other employee benefits for 24 months, and Mr. Diaz is entitled to receive payment of his then current compensation and his other employee benefits for 12 months, respectively, after the date of termination, or until Mr. Soika, Mr. Okland or Mr. Diaz secures alternative employment, whichever period is shorter. Each of Mr. Soika, Mr. Okland and Mr. Diaz has agreed not to compete with the Company during employment. Mr. Soika has agreed not to solicit the Company's employees for a period of 12 months following termination of his employment and each of Mr. Okland and Mr. Diaz has agreed not to solicit the Company's customers or distributors for a period of 24 and 12 months, respectively, after any voluntary termination of employment or any termination by the Company without cause. Mr. Soika, Mr. Okland and Mr. Diaz have each agreed to maintain the confidentiality of the Company's financial statements and other financial information.

     On November 16, 1998, the Company entered into a severance agreement with Gerhard J. Von der Ruhr, the Company's former Chairman of the Board, President
(CEO), Treasurer and a former Director. Mr. Von der Ruhr beneficially owned 7.7% of the outstanding Common Stock as of August 31, 2001. Pursuant to this severance agreement, the Company is required to make payments to Mr. Von der Ruhr of $6,000 per month over the 36 months from December 1998 through November 2001. The Company also agreed to (i) allow Mr. Von der Ruhr to continue to use office space and secretarial services for a period of up to 12 months, (ii) continue to provide fringe benefits to Mr. Von der Ruhr through September 30, 2001, and (iii) continue to provide health benefits to Mr. Von der Ruhr and his spouse until the earlier of the date Mr. Von der Ruhr reaches age 65 or he obtains comparable insurance coverage from a subsequent employer. Pursuant to this severance agreement, the Company also transferred patent and technology rights that the Company had received from Immtech International, Inc. ("Immtech") relating to treatment for sepsis and prophylaxis and relating to fetal monitoring, and 172,414 shares of Immtech Common Stock to Mr. Von der Ruhr. Mr. Von der Ruhr subsequently transferred such patent rights to GU Technologies which in turn transferred them to its majority-owned subsidiary, O.
B. Scientific, Inc., in exchange for the payment by Mr. Von der Ruhr of $150,000 in ten semi-annual installments of $15,000 each starting on June 1, 1999. The Company also agreed to supply its existing oximetry monitors to Mr. Von der Ruhr at a formula price. The Company received 12% of the outstanding shares of GU Technologies and the right to elect one member of the board of directors of GU Technologies.

     On November 16, 1998, the Company also entered into a severance agreement with N.C. Joseph Lai, Ph.D., the Company's former Senior Vice President, Vice Chairman of the Board and Secretary. Pursuant to this severance agreement, the Company is required to make payments to Dr. Lai of $5,000 per month over the 36 months from December 1998 through November 2001. The Company also agreed to (i) allow Dr. Lai to continue to use office space and secretarial services for a period of up to 12 months, (ii) continue to provide fringe benefits to Dr. Lai through September 30, 2001, and (iii) continue to provide health benefits to Dr. Lai and his spouse until the earlier of the date Dr. Lai reaches age 65 or he obtains comparable insurance coverage from a subsequent employer. In June 2001, Dr. Lai and the Company agreed to end the severance payments and fringe benefits on July 31, 2001 in order to offset approximately $21,500 owed by Dr. Lai to the Company. In June 2001, the Company also issued options to purchase 5,420 shares of Common Stock at an exercise price of $3.69 per share to Dr. Lai pursuant to the severance agreement.

STOCK OPTION PLANS

     On December 5, 1992 the Company adopted two new nonqualified stock option plans, the 1992 Employee Stock Option Plan and the 1992 Non-Employee Stock Option Plan (collectively, the "New Plans"). Pursuant to the adoption of the New Plans, no new stock options can be granted under the stock option plans (the "Old Plans") which existed prior to the approval of the New Plans, although the Company may regrant existing stock options under the Old Plans to extend the term of such stock options. The New Plans provide for the grant to key employees and outside directors and consultants of the Company of options covering shares of Common Stock. The New Plans are administered by the Compensation Committee of the Board of Directors which has discretion to increase the number of shares covered by the Plans, select optionees, designate the number of shares to be covered by each option, establish vesting schedules, specify the amount and type of consideration to be paid to the Company on exercise, and to specify certain other terms of the options. The exercise price of options granted under the New Plans must be at least 100% of the fair market value of the Common Stock on the date of grant.

     The Company has reserved 2,040,000 shares of Common Stock for issuance under the 1992 Employee Stock Option Plan and 180,000 shares of Common Stock for issuance under the 1992 Non-Employee Stock Option Plan, subject to adjustment for certain dilutive events. At the end of fiscal 2001, options to purchase 1,597,920 shares were outstanding under the New Plans and options to purchase 37,700 shares were outstanding under the Old Plans. During fiscal 2001, options were granted to purchase 763,820 shares of Common Stock under the New Plans at an average per share exercise price of $2.44 (all options were granted at no less than the market price on the grant dates) and options to purchase 16,700 shares of Common Stock were regranted under the Old Plans at an average per share exercise price of $3.62 per share. In addition, during fiscal 2001, options to purchase 262,400 shares of Common Stock at an average per share exercise price of $2.00 were canceled under the New Plans and options to purchase 16,700 shares of Common Stock at an average per share exercise price of $2.25 were canceled under the Old Plans and options to purchase 18,500 shares at an average exercise price per share of $2.03 were exercised under the New Plans and options to purchase 200 shares at an average exercise price per share of $2.25 were exercised under the Old Plans. A total of 137,930 shares of Common Stock remain available for future grants under the New Plans.

     The following table provides certain information regarding stock options granted to the named executive officers of the Company during the fiscal year ended June 30, 2001.

                       OPTION GRANTS IN LAST FISCAL YEAR

                                                                                    POTENTIAL REALIZABLE
                                                                                      VALUE AT ASSUMED
                                                                                      ANNUAL RATES OF
                       NUMBER OF     % OF TOTAL                                         STOCK PRICE
                       SECURITIES     OPTIONS                                           APPRECIATION
                       UNDERLYING    GRANTED TO    EXERCISE                          FOR OPTION TERM($)
                        OPTIONS     EMPLOYEES IN    PRICE         EXPIRATION        --------------------
        NAME           GRANTED(#)   FISCAL YEAR     ($/SH)           DATE             5%           10%
        ----           ----------   ------------   --------       ----------          --           ---
Emil H. Soika........    60,000         10.3        1.875      December 20, 2005     19,120       53,589
                        140,000         23.9         2.97          April 6, 2006    114,878      253,850
Stephen D. Okland....    10,000          1.7         2.75       October 25, 2002      2,819        5,775
                          3,500          0.6         2.97          April 6, 2003      1,065        2,183
Drew M. Diaz.........    10,000          1.7         2.75       October 25, 2002      2,819        5,775
                         40,000          6.8        1.875      December 20, 2005     12,747       35,726
                          4,000          0.7         2.97          April 6, 2003      1,218        2,495
Joseph P. Lester.....    50,000          8.5        1.875      December 20, 2005     15,934       44,657
                         25,000          4.3         2.97          April 6, 2006     20,514       45,330

     The following table shows the fiscal year-end value of unexercised options held by the named executive officers. None of the named executive officers exercised options in fiscal 2001.

                         FISCAL YEAR-END OPTION VALUES

                                                 NUMBER OF SECURITIES                VALUE OF UNEXERCISED
                                                UNDERLYING UNEXERCISED                   IN-THE-MONEY
                                                      OPTIONS AT                    OPTIONS AT FISCAL YEAR
                                                  FISCAL YEAR-END(#)                      END($)(1)
                                            ------------------------------      ------------------------------
                 NAME                       EXERCISABLE      UNEXERCISABLE      EXERCISABLE      UNEXERCISABLE
                 ----                       -----------      -------------      -----------      -------------
Emil H. Soika.........................        120,000           280,000           326,625           546,325
Stephen D. Okland.....................         33,500            10,000            68,655            24,250
Drew M. Diaz..........................         90,000            90,000           209,620           210,750
Joseph P. Lester......................         20,000           105,000            41,000           216,000

-------------------------
(1) Based on the reported closing price of $4.30 per share of Common Stock on June 29, 2001.

RETIREMENT PLAN

     Effective April 1, 1991, the Company adopted a 401(k) plan, which covers substantially all employees who have completed three months of employment. Under the plan, eligible employees can contribute up to 15% of pre-tax compensation for investment in a trust under the plan. Company contributions to the plan are discretionary and determined annually by the Board of Directors. Employee contributions, within certain limitations, are considered tax deferred under the provisions of section 401(k) of the Internal Revenue Code. Withdrawals of tax deferred amounts may be made upon termination of employment or earlier in the event of certain defined hardship situations. Contributions made or accrued for named executive officers are included under the "All Other Compensation" column in the Summary Compensation Table.

     Other than the 401(k) plan, the Company does not maintain any pension, profit sharing, retirement or similar plans.

COMPENSATION COMMITTEE REPORT

     The objectives of the Company's compensation program are to attract and retain the best available executives, to motivate these executives to achieve the Company's business goals and to recognize individual contributions as well as overall business results. To achieve these objectives, the Company reviews its compensation program on a regular basis and attempts to tie a portion of each executive's potential compensation to Company performance.

     The key elements of the Company's executive compensation program consist of fixed compensation, in the form of base salary, and variable compensation, which is more directly tied to Company performance, principally in the form of long-term compensation through stock option awards. In determining each element of compensation to be awarded to an executive officer, the Compensation Committee considers the executive's overall benefit package as well as the executive's responsibilities and experience. The Compensation Committee also considers the competitive marketplace for executive talent, including, to the extent possible, a comparison to compensation packages for executives with similar levels of experience and responsibility at other companies. In determining the compensation package for Mr. Soika, the Company's President and Chief Executive Officer, the Compensation Committee took into consideration both the compensation packages of chief executive officers of companies the Compensation Committee deemed comparable to the Company and the Compensation Committee's assessment of Mr. Soika's individual performance and the Company's overall performance.

     The Compensation Committee believes the fiscal 2001 salary levels for executive officers of the Corporation are in line with or below the salary levels of executives in comparable positions of responsibility.

     In fixing the stock option grants, the Committee considered the current stock holdings of each eligible officer, their responsibilities and historical and anticipated future contributions to the Company's performance. The Committee believes that selective grants of stock options promote a commonality of interest between the Company's officers and its stockholders by giving the Company's officers added incentives to maximize the Company's stock price.

     The Compensation Committee is of the opinion that the compensation levels for the named executive officers are reasonable when compared to similar positions of responsibility and scope in similar industries and that an appropriate amount of total compensation is based on the performance of the Company, and therefore provides sufficient incentive for these individuals to attain improved results in the future.

                            COMPENSATION COMMITTEE:
                             Dr. Higgins D. Bailey
                                  Karsten Houm
                             Stephen K. Tannenbaum

                               STOCK PERFORMANCE

     The following table tracks the value of $100 invested on June 28, 1996 in the Company's Common Stock compared to the change in the S&P 500 Index and the Nasdaq Index. The chart shows that $100 invested five years ago in the Common Stock was worth $127 at June 29, 2001 compared to $183 for the S&P 500 and $182 for the Nasdaq Index:

                            CRITICARE SYSTEMS, INC.
                       STOCK PERFORMANCE COMPARED TO THE
                          S&P 500 AND THE NASDAQ INDEX

                                       S&P 500       NASDAQ       CRITICARE
                            --------------------------------------------
June 28, 1996                           100           100          100
June 30, 1997                           132           122          148
June 30, 1998                           169           160           83
June 30, 1999                           205           227           61
June 30, 2000                           217           335           69
June 29, 2001                           183           182          127

     The following graph presents, for a five-year period, the cumulative total stockholder return of the Company, the Standard & Poor's 500 Index and the Nasdaq Index. Cumulative total stockholder return is defined as share price appreciation assuming reinvestment of dividends.
[PERFORMANCE GRAPH]

                                                         S&P 500                     NASDAQ                     CRITICARE
                                                         -------                     ------                     ---------
6/28/96                                                  100.00                      100.00                      100.00
6/30/97                                                  132.00                      122.00                      148.00
6/30/98                                                  169.00                      160.00                       83.00
6/30/99                                                  205.00                      227.00                       61.00
6/30/00                                                  217.00                      335.00                       69.00
6/29/01                                                  183.00                      182.00                      127.00

                               SECURITY OWNERSHIP

     The following table sets forth information with respect to beneficial ownership of the Common Stock as of August 31, 2001 by (a) each director of the Company; (b) each named executive officer; (c) each person known to the Company to own beneficially more than 5% of the Common Stock; and (d) all directors and executive officers as a group.

     The Company has determined beneficial ownership in accordance with the rules of the SEC. Unless otherwise indicated, the persons and entities included in the table have sole voting and investment power with respect to all shares beneficially owned, except to the extent authority is shared by spouses under applicable law. Shares of common stock subject to options that are either currently exercisable or exercisable within 60 days of August 31, 2001 are treated as outstanding and beneficially owned by the option holder for the purpose of computing the percentage ownership of the option holder. However, these shares are not treated as outstanding for the purpose of computing the percentage ownership of any other person.

                    NAME AND ADDRESS OF                          NUMBER OF
                    BENEFICIAL OWNER(1)                         SHARES OWNED      PERCENT
                    -------------------                         ------------      -------
Emil H. Soika...............................................       120,969(2)       1.1
N.C. Joseph Lai, Ph.D.......................................       577,410(3)       5.3
Milton Datsopoulos..........................................        92,800(4)         *
Karsten Houm................................................       118,565(5)       1.1
Jeffrey T. Barnes...........................................     1,787,273(6)      16.6
Higgins D. Bailey...........................................            --           --
Stephen K. Tannenbaum.......................................            --           --
Stephen D. Okland...........................................        33,500(7)         *
Drew M. Diaz................................................        92,414(8)         *
Joseph P. Lester............................................        45,012(9)         *
Gerhard J. Von der Ruhr.....................................       835,175(10)      7.7
Entities affiliated with Oxford Bioscience Partners.........     1,786,273(11)     16.5
All directors and executive officers as a group (13
  persons)..................................................     2,967,193(12)     26.2

-------------------------
  *  Less than 1%

 (1) Unless otherwise indicated, the address of the beneficial owner is 20925 Crossroads Circle, Waukesha, Wisconsin 53186; the address of Mr. Datsopoulos is Central Square Building, 201 West Main, Missoula, Montana 59802; the address of Mr. Houm is Kristinelundveien 21, N-0268 Oslo 2, Norway; the address of Mr. Barnes and Oxford Bioscience Partners is 31 St. James Avenue, Suite 905, Boston, Massachusetts 02116; the address of Mr. Von der Ruhr is N112 W18741 Mequon Road, Germantown, Wisconsin 53022; the address of Mr. Lai is 4133 Courtney Road, No. 10, Franksville, WI 53126; the address of Mr. Tannenbaum is 4155 East Jewell Avenue, Suite 610, Denver, CO 80222; and the address of Dr. Bailey is 102 Celano Circle, Palm Desert, CA 92211.

 (2) Includes 120,000 shares which Mr. Soika has the right to acquire under currently exercisable options and 969 shares in Mr. Soika's account under the Criticare Systems, Inc. Employee Stock Purchase Plan (the "Purchase Plan").

 (3) Includes 5,420 shares which Dr. Lai has the right to acquire under currently exercisable options; 116,000 shares owned of record by Helen Lai, Dr. Lai's wife; 184,000 shares in the aggregate owned of record by Dr. Lai's sons, Christopher and Thomas Lai; 118,700 shares owned of record by a trust of which Dr. Lai and his wife are trustees; and 4,000 shares owned of record by the Lai Family Foundation.

 (4) Includes 92,500 shares which Mr. Datsopoulos has the right to acquire under currently exercisable options.

 (5) Includes 102,500 shares which Mr. Houm has the right to acquire under currently exercisable options.

 (6) Includes 1,000 shares owned directly by Mr. Barnes. Also includes 1,431,317 shares held of record by Oxford Bioscience Partners III L.P.; 133,970 shares held of record by Oxford Bioscience Partners (Adjunct) III L.P.; 203,993 shares held of record by Oxford Bioscience Partners (Bermuda) III Limited Partnership; and 16,993 shares held of record by mRNA Fund L.P. Mr. Barnes may be deemed to share beneficial ownership of these shares, and he disclaims such beneficial ownership except to the extent of his pecuniary interest in such shares.

 (7) Includes 33,500 shares which Mr. Okland has the right to acquire under currently exercisable options.

 (8) Includes 90,000 shares which Mr. Diaz has the right to acquire under currently exercisable options and 2,414 shares in Mr. Diaz's account under the Purchase Plan.

 (9) Includes 20,000 shares which Mr. Lester has the right to acquire under currently exercisable options and 5,262 shares in Mr. Lester's account under the Purchase Plan.

(10) Includes 812,600 shares owned of record by Ursula Von der Ruhr, Mr. Von der Ruhr's wife, and 1,175 shares owned of record by Marc Von der Ruhr, Mr. Von der Ruhr's son.

(11) Oxford Bioscience Partners and related entities (collectively "Oxford") filed a Schedule 13D dated October 27, 2000, and a Schedule 13D/A dated March 9, 2001, reporting that as of March 9, 2001 it was the beneficial owner of 1,786,273 shares of common stock. The shares of common stock beneficially owned by Oxford include (i) 1,431,317 shares held of record by Oxford Bioscience Partners III L.P., with shared voting and investment power as to all of such shares (OBP Management III L.P. may be deemed to share voting and investment power as to all of such shares); (ii) 133,970 shares held of record by Oxford Bioscience Partners (Adjunct) III L.P., with shared voting and investment power as to all of such shares (OBP Management III L.P. may be deemed to share voting and investment power as to all of such shares); (iii) 203,993 shares held of record by Oxford Bioscience Partners (Bermuda) III Limited Partnership, with shared voting and investment power as to all of such shares (OBP Management (Bermuda) III Limited Partnership may be deemed to share voting and investment power as to all of such shares); and (iv) 16,993 shares held of record by mRNA Fund L.P., with shared voting and investment power as to all of such shares (mRNA Partners, L.P. may be deemed to share voting and investment power as to all of such shares). Jeffrey T. Barnes, Jonathon J. Fleming, Alan G. Walton and Michael J. Brennan may be deemed to share voting and investment power as to all of the shares held by Oxford, and they disclaim beneficial ownership of such shares.

(12) Includes 537,920 shares of Common Stock the members of the group have a right to acquire under currently exercisable options and 8,645 shares in the accounts of the members of group under the Purchase Plan.

                                PROPOSAL NO. 2:
             RATIFICATION OF APPOINTMENT OF INDEPENDENT ACCOUNTANTS

     The Board of Directors has appointed BDO Seidman, LLP as independent certified public accountants to examine the financial statements of the Company and its consolidated subsidiaries for the fiscal year ending June 30, 2002. Unless otherwise directed, proxies will be voted in FAVOR of the ratification of such appointment.

     Although this appointment is not required to be submitted to a vote of stockholders, the Board believes it appropriate as a matter of policy to request that the stockholders ratify the appointment.

If stockholder ratification is not received, the Board will reconsider the appointment. It is expected that a representative of BDO Seidman, LLP will be present at the Annual Meeting and will have the opportunity to make a statement if he desires to do so and will be available to respond to appropriate questions.

                       PROPOSALS FOR 2002 ANNUAL MEETING

     Proposals which stockholders intend to present at the 2002 Annual Meeting of Stockholders pursuant to Rule 14a-8 under the Exchange Act must be received at the Company's principal offices in Waukesha, Wisconsin, no later than June 27, 2002 for inclusion in the proxy material for that meeting. Proposals submitted other than pursuant to Rule 14a-8 will be considered untimely if received after September 10, 2002 and the Company will not be required to present any such proposal at the 2002 Annual Meeting of Stockholders. If the Board of Directors decides to present a proposal despite its untimeliness, the people named in the proxies solicited by the Board of Directors for the 2002 Annual Meeting of Stockholders will have the right to exercise discretionary voting power with respect to such proposal.

                            EXPENSES OF SOLICITATION

     The cost of this solicitation of proxies will be paid by the Company. It is anticipated that the proxies will be solicited only by mail, except that solicitation personally or by telephone may also be made by the Company's regular employees who will receive no additional compensation for their services in connection with the solicitation. Arrangements will be made with brokerage houses and other custodians, nominees and fiduciaries for the forwarding of solicitation materials and the annual report to beneficial owners of stock held by such persons. The Company will reimburse such parties for their expenses in so doing.

                                 ANNUAL REPORT

     A copy of the 2001 Annual Report of the Company accompanies this Proxy Statement. A copy of the Company's Annual Report on Form 10-K for fiscal year 2001 will be provided without charge on written request of any stockholder whose proxy is being solicited by the Board of Directors. The written request should be directed to Corporate Secretary, Criticare Systems, Inc., 20925 Crossroads Circle, Waukesha, Wisconsin 53186.
                                          By Order of the Board of Directors

                                          Michael J. Sallmann, Secretary

Waukesha, Wisconsin
October 25, 2001

                                                                         ANNEX A

                        CHARTER FOR THE AUDIT COMMITTEE
                           OF THE BOARD OF DIRECTORS
                           OF CRITICARE SYSTEMS, INC.

                                    PURPOSE:

     The Audit Committee will make such examinations as are necessary to monitor the corporate financial reporting and the internal and external audits of Criticare Systems, Inc. (the "Company"), to provide to the Board of Directors the results of its examinations and recommendations derived therefrom, to outline to the Board improvements made, or to be made, in internal accounting controls, to nominate independent auditors, to monitor the independence of the independent auditors, and to provide to the Board such additional information and materials as it may deem necessary to make the Board aware of significant financial matters that require Board attention.

     In addition, the Audit Committee will undertake those specific duties and responsibilities listed below and such other duties as the Board of Directors from time to time prescribe.

     The function of the Audit Committee is oversight. The management of the Company is responsible for the preparation, presentation and integrity of the Company's financial statements. Management is responsible for maintaining appropriate accounting and financial reporting principles and policies and internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. The outside auditors are responsible for planning and carrying out a proper audit and reviews, including reviews of the Company's quarterly financial statements prior to the filing of each quarterly report on Form 10-Q, and other procedures. In fulfilling their responsibilities under this charter, it is recognized that members of the Audit Committee are not full-time employees of the Company and are not, and do not represent themselves to be, accountants or auditors by profession or experts in the fields of accounting or auditing. As such, it is not the duty or responsibility of the Audit Committee or its members to conduct auditing or accounting reviews or procedures, and each member of the Audit Committee shall be entitled to rely on (a) the integrity of those persons and organizations within and outside the Company from whom it receives information and (b) the accuracy of the financial and other information provided to the Audit Committee by such persons or organizations.

     The outside auditors for the Company are ultimately accountable to the Audit Committee and the Board of Directors. The Board of Directors, with the assistance of the Audit Committee, has the ultimate authority and responsibility to select, evaluate and, where appropriate, replace the outside auditors (or to nominate the outside auditors to be proposed for shareholder approval in the proxy statement).

                                  MEMBERSHIP:

     The Audit Committee will consist of at least three members, each of whom shall not be an officer of the Company or its subsidiaries, shall not have any relationship which, in the opinion of the Board of Directors, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director and shall otherwise satisfy the applicable membership requirements under the rules of the Nasdaq Stock Market.

                               RESPONSIBILITIES:

     The responsibilities of the Audit Committee shall include:

     1. Reviewing on a continuing basis the adequacy of the Company's system of internal controls;

     2. Reviewing on a continuing basis the activities, organizational structure and qualifications of the Company's internal audit function;

     3. Reviewing the independent auditors' proposed audit scope and approach;

     4. Conducting a post-audit review of the financial statements and audit findings, including any significant suggestions for improvements provided to management by the independent auditors and any serious difficulties or disputes with management encountered during the course of the audit;

     5. Reviewing the performance of the independent auditors;

     6. Recommending the appointment of independent auditors to the Board of Directors;

     7. Reviewing fee arrangements with the independent auditors;

     8. Ensuring that the outside auditors prepare and deliver annually a Statement as to Independence (it being understood that the outside auditors are responsible for the accuracy and completeness of this Statement), and discussing with the outside auditors any relationships or services disclosed in this Statement that may impact the objectivity and independence of the Company's outside auditors and to recommend that the Board of Directors take appropriate action in response to this Statement to satisfy itself of the outside auditors' independence;

     9. Reviewing, in conjunction with counsel, any legal matters that could have a significant impact on the Company's financial statements;

     10. Providing oversight and review of the Company's asset management policies, including an annual review of the Company's investment policies and performance for cash and short-term investments;

     11. If necessary, instituting special investigations and, if appropriate, hiring special counsel or experts to assist;

     12. Reviewing related party transactions for potential conflicts of interest;

     13. Performing other oversight functions as requested by the full Board of Directors;

     14. Reviewing and updating the Audit Committee's charter annually;

     15. Instructing the independent accountants that the independent accountants are ultimately responsible to the Board of Directors and the Audit Committee; and

     16. Preparing any report, including any report of the Audit Committee required by the rules of the Securities and Exchange Commission to be included in the proxy statement for the Company's annual meeting.

     In addition to the above responsibilities, the Audit Committee will undertake such other duties as the Board of Directors delegates to it, and will report, at least annually, to the Board regarding the Committee's examinations and recommendations.

                                   MEETINGS:

     The Audit Committee will meet at least once each year. The Audit Committee may establish its own schedule which it will provide to the Board of Directors in advance.

     The Audit Committee will meet separately with the Chief Executive Officer and separately with the Chief Financial Officer of the Company at least annually to review the financial affairs of the Company. The Audit Committee will meet with the independent auditors of the Company, at such times as it deems appropriate, to review the independent auditor's examination and management report.

                                    REPORTS:

     The Audit Committee will record its summaries of recommendations to the Board in written form which will be incorporated as a part of the minutes of the Board of Directors at which those recommendations are presented.

                                    MINUTES:

     The Audit Committee will maintain written minutes of its meetings, which minutes will be filed with the minutes of the meetings of the Board of Directors.

                                      PROXY

                             CRITICARE SYSTEMS, INC.

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

         The undersigned hereby appoints Emil H. Soika and Michael J. Sallmann, or either one of them, each with full power of substitution and resubstitution, as proxy or proxies of the undersigned to attend the Annual Meeting of Stockholders of Criticare Systems, Inc. to be held on Friday, November 30, 2001 at 4 p.m., local time, at 20925 Crossroads Circle, Waukesha, Wisconsin 53186, and at any adjournment thereof, there to vote all shares of stock of Criticare Systems, Inc. which the undersigned would be entitled to vote if personally present as specified upon the following matters and in their discretion upon such other matters as may properly come before the meeting.

         The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and accompanying Proxy Statement, ratifies all that said proxies or their substitutes may lawfully do by virtue hereof, and revokes all former proxies.

Please sign exactly as your name appears hereon, date and return this Proxy. UNLESS OTHERWISE SPECIFIED, THIS PROXY WILL BE VOTED TO GRANT AUTHORITY TO ELECT THE NOMINATED DIRECTORS AND TO RATIFY THE APPOINTMENT OF BDO SEIDMAN, LLP AS INDEPENDENT ACCOUNTANTS FOR THE 2002 FISCAL YEAR. IF OTHER MATTERS COME BEFORE THE MEETING, THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE BEST JUDGMENT OF THE PROXIES APPOINTED.


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|                                     CRITICARE SYSTEMS, INC. 2001 ANNUAL MEETING OF STOCKHOLDERS                                 |

1. ELECTION OF DIRECTORS:                                                                 [ ] FOR all        [ ] WITHHOLD
   (terms expiring at the 2004         1-MILTON DATSOPOULOS     2-DR. HIGGINS D. BAILEY   nominees listed    AUTHORITY to
   Annual Meeting)                                                                        to the left        vote for all
                                                                                          (except as         nominees listed
                                                                                          specified below).  to the left.

                                                                                         --------------------------------------
(Instructions:  To withhold authority to vote for any indicated                          |                                    |
nominee, write the number(s) of the nominee(s) in the box provided                       |                                    |
to the right.)                                                     ------------>         |                                    |
                                                                                         --------------------------------------

2. To ratify the appointment of BDO Seidman, LLP as independent accountants     [ ]  FOR       [ ]  AGAINST       [ ]  ABSTAIN
   for the 2002 fiscal year.

3. In their discretion, the Proxies are authorized to vote upon such other matters as may properly come before the meeting.


CHECK APPROPRIATE BOX                              Date                                        NO. OF SHARES
                                                          -----------------------------                        -------------------

Indicate changes below:
                                                                                  ---------------------------------------------
                                                                                  |                                           |
                                                                                  |                                           |
                                                                                  |                                           |
Address Change? [ ]                   Name Change? [ ]                            |                                           |
                                                                                  ---------------------------------------------


                                                                                  Signature(s) in Box
                                                                                  If signing as attorney, executor, administrator,
                                                                                  trustee or guardian, please add your full title
                                                                                  as such. If shares are held by two or more
                                                                                  persons, all holders must sign the Proxy.
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